REVENUESHARES ETF TRUST

REVENUESHARES ADR FUND

Supplement dated December 2, 2015 to the Summary Prospectus dated November 3, 2015

As you were previously informed, on September 4, 2015, VTL Associates, LLC (“VTL”), the investment adviser to the RevenueShares ADR Fund (the “Fund”), a series of the RevenueShares ETF Trust (“Trust”), entered into an agreement with OppenheimerFunds, Inc. (“OFI”) whereby OFI would acquire VTL (the “Transaction”). The Transaction closed on December 2, 2015 (“Closing”).

The Fund’s investment advisory agreement with VTL and sub-advisory agreement with Index Management Solutions, LLC (“IMS”) terminated upon Closing and a new investment advisory agreement between the Trust, on behalf of the Fund, and VTL took effect (the “New Agreement”). The New Agreement was approved by shareholders of the Fund on November 13, 2015. Under the New Agreement, VTL will provide the portfolio management previously provided by IMS, and the investment advisory personnel of VTL and IMS who currently manage the Fund will continue to do so as employees of VTL after the Closing. Accordingly, all references to “Index Management Solutions, LLC” and “IMS” in the Summary Prospectus are hereby deleted.

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In connection with the Transaction, the Trust and VTL entered have entered into a new written fee waiver and expense reimbursement agreement under the same terms as are currently in effect on behalf of the Fund for a period of two years following the Closing. Accordingly, the following information replaces the second sentence in the first footnote under the heading “Fees and Expenses” in the Summary Prospectus:

This agreement will remain in effect and will be contractually binding through December 2, 2017.

The following replaces the second paragraph under “Fees and Expenses” in the Summary Prospectus:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that the Fund’s expenses are reduced through December 2, 2017 by the fee waiver and expense reimbursement agreement described above. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$215	$455	$1,143

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The following information replaces the information under the heading “Management – Portfolio Managers” in the Summary Prospectus:

Vincent T. Lowry serves as a portfolio manager for the Fund and has ultimate responsibility for the investment management of the Fund. Mr. Vincent Lowry is the Senior Vice President of VTL and has managed the Fund since its inception.

Michael J. Gompers, Justin V. Lowry and Sean P. Reichert serve as portfolio managers for the Fund and make the day-to-day investment decisions for the Fund. Messrs. Gompers and Justin Lowry are Vice Presidents of VTL, and Mr. Reichert is a Portfolio Manager for VTL. Messrs. Gompers, Justin Lowry and Reichert have managed the Fund since September 2014.

Please retain this Supplement with your Summary Prospectus for future reference.